UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 20, 2008

Visicu, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-51865 (Commission file number)	52-2107238 (I.R.S. Employer Identification No.)

217 East Redwood Street, Suite 1900
Baltimore, Maryland 21202-3315
(Address of principal executive offices, including zip code)
(410) 276-1960
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.01.	Completion of Acquisition or Disposition of Assets.
Effective as of February 20, 2008, Visicu, Inc. (“Visicu” or the “Company”) was acquired by Philips Holding USA Inc., a Delaware corporation (“Philips”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 18, 2007, by and among Visicu, Philips and Ice Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Philips (“Merger Sub”). On February 20, 2008, Merger Sub merged with and into Visicu (the “Merger”) with Visicu surviving the Merger as a wholly owned subsidiary of Philips (the “Surviving Corporation”). As a result of the Merger, all outstanding shares of common stock, par value $0.0001 per share, of Visicu (the “Shares”), were converted into the right to receive $12.00 in cash per Share, without interest and less any applicable withholding taxes, other than Shares owned by Philips, Merger Sub, or any other direct or indirect wholly owned subsidiary of Philips and Shares owned by Visicu. The aggregate consideration for the Merger, including payment to option holders, was approximately $427 million.
The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which was filed by Visicu as Exhibit 2.1 to its Current Report on Form 8-K dated December 18, 2007 and is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information disclosed under Item 2.01 above is hereby incorporated by reference.
As a result of the Merger, Visicu no longer fulfills the numerical listing requirements of the NASDAQ Global Select Market (“NASDAQ”). Accordingly, following the completion of the Merger, on February 20, 2008, at Visicu’s request, NASDAQ filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 in order to effect the delisting of the Shares from NASDAQ. Additionally, Visicu intends to file with the SEC a Certification on Form 15 under the Exchange Act requesting that the Shares be deregistered and that Visicu’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended.
Item 5.01. Change in Control of Registrant.
The information disclosed under Item 2.01 above is hereby incorporated by reference.
Pursuant to the Merger Agreement, on February 20, 2008, at the effective time of the Merger (the “Effective Time”), all of the Shares ceased to be outstanding, were cancelled and ceased to exist, and Philips became the sole stockholder of the Surviving Corporation by virtue of the Merger.
Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Pursuant to the Merger Agreement, immediately prior to the Effective Time, each of the nine directors of Visicu — Frank T. Sample, Brian A. Rosenfeld, Stuart H. Altman, Michael G. Bronfein, John K. Clarke, Van R. Johnson, Frances M. Keenan, Thomas G. McKinley and Ralph C. Sabin — resigned as a director of Visicu. Each director of Visicu resigned pursuant to the Merger Agreement, and none of the directors of Visicu resigned from the board of directors because of any disagreements relating to Visicu’s operations, policies or practices.
Pursuant to the Merger Agreement, at the Effective Time, the directors of Merger Sub immediately prior to the Effective Time, Pamela L. Dunlap and Joseph E. Innamorati, became the directors of the Surviving Corporation, and the officers of Visicu became the officers of the Surviving Corporation, in each case, to hold office until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the Merger Agreement, at the Effective Time, Visicu’s certificate of incorporation as in effect immediately prior to the Effective Time was amended and restated and became the certificate of incorporation of the Surviving Corporation (the “Amended and Restated Certificate of Incorporation”). Additionally, pursuant to the Merger Agreement, at the Effective Time, the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Surviving Corporation (the “Amended and Restated Bylaws”).
Copies of the Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 8.01.	Other Events.
On February 20, 2008, Visicu issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Visicu, Inc.

3.2	Amended and Restated Bylaws of Visicu, Inc.

99.1	Press Release of Visicu, Inc., dated February 20, 2008.
Forward-Looking Statements
This Form 8-K and Exhibit 99.1 furnished herewith contain forward-looking statements that are made pursuant to the provisions of Section 21E of the Securities Exchange Act. These forward-looking statements involve a number of risks and uncertainties. Investors are cautioned that statements in this release that are not strictly historical statements constitute forward-looking statements. It is important to note that the Company’s performance, and actual results, financial condition or business could differ materially from those expressed in the forward-looking statements. The words “may”, “could”, “would”, “should”, “outlook”, “positions us”, “guidance”, “expects”, “estimates”, “intends”, “plans”, “projects”, “anticipates”, “believes”, “predicts”, “potential” or the negative of these words, variations thereof or similar expressions are intended to identify such forward-looking statements.
You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. Factors that could cause results to differ materially from current expectations include, but are not limited to: market acceptance of our principal product offering and any new product releases; the price, performance and reliability of our products and services; our ability to attract and retain new customers and renewal rates of our existing customers; unanticipated delays or problems in releasing new products and services; financial and budget constraints of hospitals, changes in our pricing practices or our competitors’ pricing practices and changes in the healthcare industry; the introduction or availability of competing products or services and other competitive factors; and changes in the government regulation of our products and services.
Additional discussion of these and other factors affecting the Company’s business is contained in the Company’s periodic filings with the SEC. The Company undertakes no obligation to update forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results, financial condition or business over time.

SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISICU, INC.
Date: February 20, 2008	By:	/s/ Frank T. Sample
Frank T. Sample
President and Chief Executive Officer